BB&T
FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT

9520406872 Account Number

This First Amendment to Third Amended and Restated Loan Agreement (this “Amendment”) is made as of June 29, 2018 by and among BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (“Bank”) and Synalloy Corporation, a Delaware corporation, Synalloy Fabrication, LLC, a South Carolina limited liability company, Synalloy Metals, Inc., a Tennessee corporation, Bristol Metals, LLC, a Tennessee limited liability company, Manufacturers Soap & Chemical Company, a Tennessee corporation, Manufacturers Chemicals, LLC, a Tennessee limited liability company, Palmer of Texas Tanks, Inc., a Texas corporation, CRI Tolling, LLC, a South Carolina limited liability company, and Specialty Pipe & Tube, Inc., a Delaware corporation (sometimes individually a “Borrower” and collectively, the “Borrowers”) for purposes of amending (without novation, accord nor satisfaction) certain aspects and provisions of the following (all of the following sequentially, cumulatively and collectively, the “Loan Agreement”): the Third Amended and Restated Loan Agreement dated as of October 30, 2017, together with Schedules DD and EE of the same.

Agreement

1. Defined Terms from Loan Agreement

Capitalized terms used in this Amendment without definition retain (except, to the extent applicable, as amended hereby) the meanings respectfully assigned to such terms in the Loan Agreement.

2. Recitals and Loan Agreement Incorporated Herein by Reference

Each and all of opening paragraphs, statements, information and other provisions of this Amendment above constitute an integral part of this Amendment among the parties and are to be considered binding upon the parties. In addition, the statements, recitals, terms, conditions and agreements of and in the Loan Agreement are hereby incorporated herein by this reference thereto as if set forth herein in full.

3. Line of Credit

The fourth grammatical paragraph on the first page of the Loan Agreement beginning with “Line of Credit” is hereby deleted and replaced with the following:

Line of Credit (“Line of Credit”) in the maximum principal amount not to exceed $80,000,000.00 at any one time outstanding for the purpose of working capital which shall be evidenced by the Borrowers’ Promissory Note dated October 30, 2017, as amended by that certain Note Modification Agreement dated June 29, 2018 which shall bear interest at the rate set forth in such note, the terms of which are incorporated herein by reference (the “Line Note”). The Line of Credit shall mature on October 30, 2020 when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Prior to maturity or the occurrence of any Event of Default hereunder and subject to Availability, as applicable, the Borrowers may borrow, repay, and reborrow under the Line of Credit through the Maturity Date. The principal balance from time to time outstanding under the Line of Credit shall bear interest at the rate set forth in the Line Note. Bank shall make advances under the Line of Credit into the Borrowers’ designated operating account or other designated deposit account maintained with Bank upon receipt of the written or oral request (thereafter confirmed in writing) of Borrowers provided that Bank shall not be required to make any advance which would cause Borrowers to exceed Availability (as defined in section 10 hereof), if applicable. If at any time the aggregate principal balance outstanding under the Line of Credit shall exceed Availability, Borrowers shall immediately upon demand pay the amount necessary to bring the outstanding balance thereunder within Availability. Unused Line Fee: Borrowers shall pay Bank, quarterly in arrears on the last day of each calendar quarter, an unused fee equal to 0.15% per annum on the average daily unused amount of the Line of Credit for such calendar quarter calculated on the basis of a year of 360 days for the actual number of days elapsed.

4.    Conditions to Effectiveness of Amendment.

The Amendments set forth in Section 3 hereof shall become effective on the date of or after the date hereof on which the following conditions have been satisfied:

Note Modification Agreement: Receipt of the Note Modification Agreement duly executed by Borrowers.

First Amendment to Amended and Restated Security Agreement: Receipt of the First Amendment to Amended and Restated Security Agreement duly executed by Borrowers.

First Amendment to Amended and Restated Stock and LLC Pledge Agreement: Receipt of the First Amendment to Amended and Restated Stock and LLC Interest Pledge Agreement.

UCC Financing Statements: Copies of any UCC Financing Statements or UCC Financing Statement Amendments duly filed in Borrowers’ state of incorporation, organization or residence, and in all jurisdictions necessary, or in the opinion of Bank desirable, to perfect or continue perfection of the security interests granted in the Security Agreement, and certified copies of Information Requests identifying all previous financing statements on record for Borrowers, as appropriate from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement, unless prior approval has been given by Bank.

Commitment Fee and Certain Other Fees: A commitment fee of $37,500.00 payable to Bank on the date of execution of this Amendment. Without limiting any obligation set forth elsewhere for the Borrowers to pay any fees, expenses or the like of the Bank, Borrowers shall pay the expenses of the Bank and the expenses and reasonable professional fees and costs of legal counsel to the Bank in connection with the negotiation, preparation and closing of this Amendment and the other documents and instruments being delivered in connection herewith.

Corporate Resolution: A Corporate Resolution signed by the corporate secretary or certified officer containing resolutions duly adopted by the Board of Directors of all Borrowers incorporated as corporations authorizing the execution, delivery, and performance of this Amendment, the Note and on or in a form provided by or acceptable to Bank.

Declaration of Limited Liability Company: A declaration, consent or resolution from all Borrowers organized as a limited liability company authorizing the execution, delivery, and performance of this Amendment, the Note, and any other documents required by Bank on a form provided by or acceptable to Bank.

Certificate of Incumbency: A certificate of the Secretary or Member or other certified officer of Borrowers certifying the names and true signatures of the officers each of the Borrowers authorized to sign this Amendment, the Note and any other documents required by Bank.

Certificate of Existence: A certification of the Secretary of State (or other government authority) of the state/commonwealth of each Borrowers’ incorporation or organization as to the existence or good standing of each of the Borrowers and its charter documents on file.

Opinion of Counsel: An opinion of counsel satisfactory to Bank and Bank’s counsel.

Additional Documents: Receipt by Bank of other approvals, opinions, or documents as Bank may reasonably request.

5. Bringdown of Representations and Warranties

Borrowers represent and warrant to Bank the continued accuracy and completeness, as of the date hereof, of all representations made in the Loan Documents taking into account this Amendment constituting one of the Loan Documents.

6. Security

For the avoidance of doubt, all of the obligations of the Borrowers, whether of payment or performance, under the Line of Credit shall be and continue following the effectiveness of this Amendment to be (along with the other obligations referenced therein), secured by and enjoying the benefits of the pledges, collateral and other matters and security set forth in the Loan Documents.

7. Miscellaneous
Matters as to Amendment. This Amendment constitutes an amendment to the Loan Agreement (and, to the extent applicable, all other Loan Documents) and except for the effect of any matters expressly set forth in this Amendment, this Amendment, the Loan Agreement as previously amended, and each of the Loan Documents is, and shall continue to be following the effectiveness of this Amendment, in full force and effect in accordance with the terms thereof, and nothing in this Amendment shall otherwise be deemed to amend or modify any provision of the Loan Agreement, as previously amended, or the other Loan Documents, each of which shall remain in full force and effect except as otherwise expressly provided herein or therein. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction. This Amendment does not affect the release of any collateral, does not disturb the perfection or priority of any existing liens, and does not affect the release of any obligor, guarantor or other party from its obligations.
WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND ENTER INTO THIS AMENDMENT. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment under seal as of the date first written above.

Witness: ______________________________
SYNALLOY CORPORATION
SYNALLOY FABRICATION, LLC
SYNALLOY METALS, INC.
BRISTOL METALS, LLC
MANUFACTURERS SOAP & CHEMICAL
    COMPANY
MANUFACTURERS CHEMICALS, LLC
PALMER OF TEXAS TANKS, INC.
CRI TOLLING, LLC
SPECIALTY PIPE & TUBE, INC.

By:                                                                    (SEAL)
         Dennis M. Loughran
         Senior Vice President and CFO or Senior Vice President, Finance of and on behalf of each of the above-named entities

Witness: ______________________________	BRANCH BANKING AND TRUST COMPANY By: ________________________________________ Stan W. Parker Senior Vice President

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